UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 15, 2006

                                  CINTEL CORP.
                                  ------------
                 (Name of small business issuer in its charter)

               NEVADA                                  52-2360156
               ------                                  ----------
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                  Identification No.)


          9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                    Issuer's telephone Number: (502) 657-6077
                                               --------------


                                  Copies to:
                             Gregory Sichenzia, Esq.
                     Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                          New York, New York 10018
                            Phone: (212) 930-9700
                            Fax:   (212) 930-9725

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(Mark One)
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

    On March 15, 2006, Cintel Corp. (the "Company") entered into a Distribution Agreement (the "Agreement") with InterSpace Computers, Inc. ("Interspace Computers"), whereby Interspace Computers agreed to become a non-exclusive distributor in North America for the sale of products in the iCache Series that are manufactured by the Company, including products manufactured on the basis of Original Equipment Manufacture (OEM) relationships and/or Contract Manufacture (CM) relationships with third parties for products not having the CinTel brand name. The Company agreed to supply Canon System Solutions with products upon orders and to pay Interspace Computers 5% of any sales amount. Interspace Computers is required to provide the Company with an annual forecast covering the next twelve month period. The Agreement has an initial term of one year and will automatically renew from year to year thereafter subject to the rights of the parties to terminate the Agreement. Either party may terminate the Agreement without cause by giving the other party not less than three months notice of termination. The Agreement may be terminated immediately by either party upon the happening of: (a) any attempted or successful transfer or assignment of the Agreement or any sale, transfer, relinquishment of any interest in ownership, control or active management of the Company or Interspace Computers without the prior written approval of the other; (b) the execution by either party of an assignment for the benefit of creditors; or failure by either party to pay, when due, any indebtedness owed to the other party, unless expressly waived in writing by the other party. Either party also may terminate the Agreement for failure to perform or adhere to any of its respective obligations under the Agreement by notifying the other party of such default and allowing 30 days to cure the default. If the default is not cured within such 30 days, the party who gave the notice may terminate the Agreement at anytime thereafter upon notice to the defaulting party.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number          Description
10.1                    Distribution Agreement dated March 15, 2006 among Cintel
                        Corp. and InterSpace Computers, Inc.

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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Cintel Corp.


Dated: May 3, 2006				By:  	/s/ Sang Don Kim
						Name: 	Sang Don Kim
						Title: 	Chief Executive Officer

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